UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 20, 2011
SLM CORPORATION
(Exact name of registrant as specified in its charter)

DELAWARE	001-13251	52-2013874
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)
300 Continental Drive, Newark, Delaware 19713
(Address of principal executive offices)(zip code)
Registrant’s telephone number, including area code: (302) 283-8000
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
     On July 20, 2011, SLM Corporation (the “Company”) issued a press release announcing its financial results for the quarter ended June 30, 2011. A copy of this press release is furnished as Exhibit 99.1 to this report.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.
99.1*	SLM Corporation Press Release dated July 20, 2011.

*	Furnished herewith.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SLM CORPORATION
Date: July 20, 2011	By:	/s/ JONATHAN C. CLARK
Jonathan C. Clark
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1*	SLM Corporation Press Release dated July 20, 2011.

*	Furnished herewith.

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